Exhibit 32.02

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly report of Sbarro, Inc. (the "Company") on Form 10-Q for the period ended October 9, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony J. Puglisi, Vice President-Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002:

          (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date: November 21, 2005


/s/ Anthony J. Puglisi
-----------------------------
Anthony J. Puglisi
Vice President and
Chief Financial Officer
(Principal Accounting Officer)

NOTE: A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.